Exhibit 10.22

SECOND AMENDMENT TO CREDIT AGREEMENT

          THIS SECOND AMENDMENT TO CREDIT AGREEMENT, dated as of February 20, 2004 (this "Agreement"), is by and among Nortek, Inc., a Delaware corporation ("Nortek"), Broan-NuTone LLC, NuTone Inc., Linear Corporation, Nordyne Inc., Governair Corporation, Mammoth, Inc., Temtrol, Inc., Webco, Inc., Rangaire LP, Jensen Industries, Inc., Multiplex Technology, Inc., Xantech Corporation, Aubrey Manufacturing, Inc., Rangaire LP, Inc., Elan Home Systems, L.L.C., SpeakerCraft, Inc., Operator Specialty Company, Inc. (each a "Domestic Borrower" and, collectively, the "Domestic Borrowers"), Broan-NuTone Canada Inc. ("BNC"), Venmar Ventilation Inc. ("VVI"), Venmar CES, Inc. ("CES"), Venmar Ventilation (H.D.H.) Inc. ("H.D.H.") and Ventrol Air Handling Systems Inc. ("VAH," and together with BNC, VVI, CES and H.D.H., each, a "Canadian Borrower," and, collectively, the "Canadian Borrowers," and, together with the Domestic Borrowers, each, a "Borrower" and collectively, the "Borrowers") the Lenders party to the Credit Agreement referred to below (the "Lenders") and FLEET CAPITAL CORPORATION, as administrative agent (the "Administrative Agent") and FLEET CAPITAL CANADA CORPORATION, as Canadian Agent and as the Canadian Lender ("Canadian Agent").

RECITALS:

          WHEREAS, the Borrowers, Administrative Agent, Canadian Agent and the Lenders are parties to that certain Loan and Security Agreement dated as of July 25, 2002 (as amended, restated, supplemented or otherwise modified and in effect from time to time, the "Credit Agreement"); and

          WHEREAS, the Borrowers, Administrative Agent, Canadian Agent and the Lenders wish to amend the Credit Agreement in certain respects as set forth herein, subject to the terms and conditions set forth herein.

NOW THEREFORE, in consideration of the premises and of the mutual covenants herein contained, the parties hereto agree as follows:

SECTION 1. DEFINED TERMS. Unless otherwise defined herein, all capitalized terms used herein shall have the meanings given them in the Credit Agreement.

SECTION 2. AMENDMENTS TO CREDIT AGREEMENT. The Credit Agreement is, as of the Effective Date (as defined below), hereby amended as follows:

          2.1      Clause (c) of Section 8.2.1, "Mergers; Consolidations; Acquisitions; Structural Changes," is hereby amended by deleting the dollar amount "$50,000,000" contained in clause (ii) therein and replacing such dollar amount with the dollar amount "$40,000,000."

           2.2      Clause (ii) of Section 8.2.6, "Payments and Amendments of Certain Debt," is hereby amended by deleting the dollar amount "$50,000,000" contained in clause (z) therein and replacing such dollar amount with the dollar amount "$40,000,000."

           2.3      Section 8.3 of the Credit Agreement, "Specific Financial Covenants," is hereby amended by (i) deleting the dollar amount "$40,000,000" contained therein and replacing such dollar amount with the dollar amount "$30,000,000" and (ii) deleting the dollar amount "$175,000,000" contained therein and replacing such dollar amount with the dollar amount "$155,000,000".

           2.4      The definition of "Cash Collateral Cure Event" contained in Appendix A to the Credit Agreement is hereby amended by deleting the dollar amount "$40,000,000" contained therein and replacing such dollar amount with the dollar amount "$30,000,000."

           2.5      The definition of "Cash Collateral Event" contained in Appendix A to the Credit Agreement is hereby amended by deleting the dollar amount "$40,000,000" contained therein and replacing such dollar amount with the dollar amount "$30,000,000."

2.6 Each of Elan Home Systems, L.L.C., SpeakerCraft, Inc. and Operator Specialty Company, Inc. are hereby added as Domestic Borrowers and Guarantors under the Credit Agreement.

SECTION 3. CONDITIONS PRECEDENT TO EFFECTIVENESS OF AGREEMENT. This Agreement shall become effective upon the date (the "Effective Date") each of the following conditions have been satisfied:

(a) Execution and Delivery. Each Borrower and the Lenders shall have executed and delivered this Agreement.

(b) No Defaults. No Default or Event of Default under the Credit Agreement (as amended hereby) shall have occurred and be continuing.

           (c)     Representations and Warranties. The representations and warranties of the Borrowers contained in this Agreement, the Credit Agreement (as amended hereby) and the other Loan Documents shall be true and correct in all material respects as of the Effective Date, with the same effect as though made on such date, except to the extent that any such representation or warranty expressly refers to an earlier date, in which case such representation or warranty shall be true and correct in all material respects as of such earlier date.

           (d)     Amendment Fee. Borrowers shall have paid to the Administrative Agent, for the pro rata accounts of the Lenders which have timely approved this Agreement, as evidenced by each such Lender's execution and delivery of a counterpart signature page to this Agreement on or prior to 5:00 p.m. New York time on February 20, 2004, in an aggregate amount for all such Lenders which have timely approved this Agreement on or prior to 5:00 p.m. New York time on February 20, 2004 equal to $100,000.

SECTION 4. REPRESENTATIONS AND WARRANTIES.

          (a)      Each Borrower represents and warrants (i) that it has full power and authority to enter into this Agreement and perform its obligations hereunder in accordance with the provisions hereof, (ii) that this Agreement has been duly authorized, executed and delivered by such party and (iii) that this Agreement constitutes the legal, valid and binding obligation of such party, enforceable against such party in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors' rights generally and by general principles of equity.

(b) Each Borrower represents and warrants that the following statements are true and correct:

(i)

The representations and warranties contained in the Credit Agreement and each of the other Loan Documents are and will be true and correct in all material respects on and as of the Effective Date to the same extent as though made on and as of that date, except to the extent such representations and warranties expressly refer to an earlier date, in which case they were true and correct in all material respects on and as of such earlier date.

(ii)	No event has occurred and is continuing or will result from the consummation of the transactions contemplated by this Agreement that would constitute an Event of Default.

(iii)

The execution, delivery and performance of this Agreement by the Borrowers do not and will not violate its respective certificate or articles of incorporation or by-laws, any law, rule, regulation, order, writ, judgment, decree or award applicable to it or any contractual provision to which it is a party or to which it or any of its property is subject.

          (c) No authorization or approval or other action by, and no notice to or filing or registration with, any governmental authority or regulatory body is required in connection with its execution, delivery and performance of this Agreement and all agreements, documents and instruments executed and delivered pursuant to this Agreement.

SECTION 5. REFERENCES TO AND EFFECT ON THE CREDIT AGREEMENT.

           (a)      On and after the Effective Date each reference in the Credit Agreement to "this Agreement," "hereunder," "hereof," "herein," or words of like import, and each reference to the Credit Agreement in the Loan Documents and all other documents (the "Ancillary Documents") delivered in connection with the Credit Agreement shall mean and be a reference to the Credit Agreement as amended hereby.

(b) Except as specifically amended above, the Credit Agreement, the Loan Documents and all other Ancillary Documents shall remain in full force and effect and are hereby ratified and confirmed.

          (c)      The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver (except as specifically waived above) of any right, power or remedy of the Lenders, Canadian Agent or the Administrative Agent under the Credit Agreement, the Loan Documents or the Ancillary Documents.

           SECTION 6.      Lien Perfection; Further Assurances. Borrowers hereby agree that at Administrative Agent's request, Borrowers shall promptly execute or cause to be executed and shall deliver to Administrative Agent or Canadian Agent, as the case may be, any and all documents, instruments and agreements deemed necessary by Administrative Agent or Canadian Agent, as the case may be, to give effect to or carry out the terms or intent of the Loan Documents, including, without limitation, as are necessary to perfect Administrative Agent's Lien upon any of the Domestic Borrower Collateral with respect to each of Elan Home Systems, L.L.C., SpeakerCraft, Inc. and Operator Specialty Company, Inc.

           SECTION 7.      Joinder in Loan and Security Agreement. To secure the prompt payment when due (whether at stated maturity, by acceleration or otherwise) and performance of all of the Obligations, each of Elan Home Systems, L.L.C., SpeakerCraft, Inc. and Operator Specialty Company, Inc. hereby unconditionally grants to Administrative Agent, for itself and the benefit of Canadian Agent and Lenders, a continuing Lien upon all of its right, title and interest in, to and under all Collateral, whether now owned by or owing to, or hereafter acquired by or arising in favor of each of Elan Home Systems, L.L.C., SpeakerCraft, Inc. and Operator Specialty Company, Inc., in accordance with the terms of the Loan and Security Agreement, including, without limitation, Section 5 thereof, which is incorporated herein by reference.

          SECTION 8.      EXECUTION IN COUNTERPARTS. This Agreement may be executed in counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument. Delivery of an executed counterpart of a signature page of this Agreement by facsimile transmission shall be effective as delivery of a manually executed counterpart of this Agreement.

           SECTION 9.       GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY, AND BE CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO THE INTERNAL CONFLICTS OF LAWS PROVISIONS THEREOF.

SECTION 10. HEADINGS. Section headings in this Agreement are included herein for convenience of reference only and shall not constitute a part of this Agreement for any other purposes.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective officers thereunto duly authorized as of the date above first written.

NORTEK, INC.

By \s\ Edward J. Cooney
Name: Edward J. Cooney
Title: Vice President and Treasurer

BROAN-NUTONE LLC

By \s\ Edward J. Cooney
Name: Edward J. Cooney
Title: Vice President and Treasurer

NUTONE INC.

By \s\ Edward J. Cooney
Name: Edward J. Cooney
Title: Vice President and Treasurer

LINEAR CORPORATION

By \s\ Edward J. Cooney
Name: Edward J. Cooney
Title: Vice President and Treasurer

NORDYNE INC.

By \s\ Edward J. Cooney
Name: Edward J. Cooney
Title: Vice President and Treasurer

GOVERNAIR CORPORATION

By \s\ Edward J. Cooney
Name: Edward J. Cooney
Title: Vice President and Treasurer

MAMMOTH, INC.

By \s\ Edward J. Cooney
Name: Edward J. Cooney
Title: Vice President and Treasurer

TEMTROL, INC.

By \s\ Edward J. Cooney
Name: Edward J. Cooney
Title: Vice President and Treasurer

WEBCO, INC.

By \s\ Edward J. Cooney
Name: Edward J. Cooney
Title: Vice President and Treasurer

RANGAIRE LP

By \s\ Edward J. Cooney
Name: Edward J. Cooney
Title: Vice President and Treasurer

JENSEN INDUSTRIES, INC.

By \s\ Edward J. Cooney
Name: Edward J. Cooney
Title: Vice President and Treasurer

MULTIPLEX TECHNOLOGY, INC.

By \s\ Edward J. Cooney
Name: Edward J. Cooney
Title: Vice President and Treasurer

XANTECH CORPORATION

By \s\ Edward J. Cooney
Name: Edward J. Cooney
Title: Vice President and Treasurer

AUBREY MANUFACTURING, INC.

By \s\ Edward J. Cooney
Name: Edward J. Cooney
Title: Vice President and Treasurer

RANGAIRE LP, INC.

By \s\ Edward J. Cooney
Name: Edward J. Cooney
Title: Vice President and Treasurer

BROAN-NUTONE CANADA INC.

By \s\ Edward J. Cooney
Name: Edward J. Cooney
Title: Vice President and Treasurer

VENMAR VENTILATION INC.

By \s\ Edward J. Cooney
Name: Edward J. Cooney
Title: Vice President and Treasurer

VENMAR CES, INC.

By \s\ Edward J. Cooney
Name: Edward J. Cooney
Title: Vice President and Treasurer

VENMAR VENTILATION (H.D.H.) INC.

By \s\ Edward J. Cooney
Name: Edward J. Cooney
Title: Vice President and Treasurer

VENTROL AIR HANDLING SYSTEMS INC.

By \s\ Edward J. Cooney
Name: Edward J. Cooney
Title: Vice President and Treasurer

ELAN HOME SYSTEMS, L.L.C.

By \s\ Edward J. Cooney
Name: Edward J. Cooney
Title: Vice President and Treasurer

SPEAKERCRAFT, INC.

By \s\ Edward J. Cooney
Name: Edward J. Cooney
Title: Vice President and Treasurer

OPERATOR SPECIALTY COMPANY, INC.

By \s\ Edward J. Cooney
Name: Edward J. Cooney
Title: Vice President and Treasurer

FLEET CAPITAL CORPORATION
as Administrative Agent and as a Lender

By \s\ David Fiorito
Name: David Fiorito
Title: Senior Vice President

FLEET CAPITAL CANADA CORPORATION
as Canadian Agent and as the Canadian Lender

By \s\ Doug McKenzie
Name: Doug McKenzie
Title: Vice President & General Manager

FLEET NATIONAL BANK
as Issuing Bank

By \s\ Mark Adkins
Name: Mark Adkins
Title: Senior Vice President

CONGRESS FINANCIAL CORPORATION
(NEW ENGLAND), as Co-Synidcation Agent and Lender

By \s\
Name:
Title:

GENERAL ELECTRIC CAPITAL
CORPORATION, as Co-Syndication Agent and Lender

By \s\ Thomas Lauer
Name: Thomas Lauer
Title: Vice President

THE CIT GROUP/BUSINESS CREDIT, INC.
as Co-Documentation Agent and Lender

By \s\ Alan Strauss
Name: Alan Strauss
Title: Vice President

PNC BUSINESS CREDIT,
as Co-Syndication Agent and Lender

By \s\ Edward Chonko
Name: Edward Chonko
Title: Assistant Vice President

AMSOUTH BANK, as Lender

By \s\ Kathleen F. D’Angelo
Name: Kathleen F. D’Angelo
Title: Attorney-In-Fact

SIEMENS FINANCIAL SERVICES, INC.,
as Lender

By \s\ Frank Amodio
Name: Frank Amodio
Title: Vice President - Credit

WHITEHALL BUSINESS CREDIT
CORPORATION (successor-in-interest to IBJ
Whitehall Business Credit Corporation and
Whitehall Business Credit Corporation), as Lender

By \s\ Christopher Hill
Name: Christopher Hill
Title: Vice President

SOVEREIGN BANK, as Lender

By \s\ Chares H. McInerney, Jr.
Name: Charles H. McInerney, Jr.
Title: Vice President